1
Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this “Agreement”) is dated as of March
___,

2023,

and

is made

by

and

between CrossFirst

Bankshares, Inc.,

a

Kansas

corporation

(the
“Company”), and each purchaser of the Series A Preferred Stock (as defined herein) identified on the signature page hereto (each a “Purchaser”

and collectively, the “Purchasers”).
RECITALS
WHEREAS
, the Company has requested that the Purchasers purchase

Series A Preferred
Stock from

the Company

for a

purchase price

equal to

the aggregate

liquidation amount

of such
Series

A

Preferred

Stock,

which

aggregate

amount

is

intended

to

qualify

as

Tier

Capital

(as
defined herein);
WHEREAS
, each of the Purchasers is an “accredited investor”

as such term is defined in
Rule 501(a) of

Regulation D

(“Regulation D”) promulgated

under the Securities

Act of 1933,

as
amended (the “Securities Act”);
WHEREAS ,
the offer and

sale of the

Series A Preferred

Stock by the

Company is being
made

in

reliance

upon

the

exemptions

from

registration

available

under

Section

4(a)(2)

of

the
Securities Act and Rule 506(b) of Regulation D; and
WHEREAS ,
each Purchaser is willing to

purchase from the Company shares of

Series A
Preferred Stock in

the aggregate liquidation

amount set forth

on such Purchaser’s

signature page
hereto (the “Preferred Stock Amount”)

in accordance with the terms,

subject to the conditions and
in reliance on, the recitals, representations,

warranties, covenants and agreements set

forth herein
and in the Certificate of Designations.
NOW ,

THEREFORE
,

in

consideration

of

the

mutual

covenants,

conditions

and
agreements herein

contained and

other good

and valuable

consideration, the

receipt and

sufficiency
of which is hereby acknowledged, the parties hereto hereby agree as follows:
AGREEMENT
1. DEFINITIONS .
1.1 Defined Terms.

The following

capitalized terms

used in

this Agreement

and in
the

Certificate

of

Designations

have

the

meanings

defined

or

referenced

below.

Certain

other
capitalized terms used

only in specific

sections of this

Agreement may be

defined in such

sections.
“Affiliate(s)”

means,

with

respect

to

any

Person,

such

Person’s

immediate

family
members, partners, members or parent and Subsidiary corporations, and any other

Person directly
or

indirectly

controlling,

controlled

by,

or

under

common

control

with

said

Person

and

their
respective Affiliates.
“Agreement” has the meaning set forth in the preamble hereto.

“Bank”

means

CrossFirst

Bank,

a

Kansas

state

chartered

bank

and

wholly-owned
Subsidiary of the Company.
“Business
Day” means any

day other than

a Saturday,

Sunday or any other

day on which
banking

institutions

in

the

State

of

Kansas

are

permitted

or

required

by

any

applicable

law

or
executive order to close.
“Bylaws” means the Bylaws of the Company, as in effect on the Closing

Date.
“Certificate of Designations” means the Certificate of Designations designating the terms and conditions of the Series A Preferred Stock substantially in the form attached hereto as
Exhibit A, as amended, restated, supplemented or modified from time to time.
“Charter” means

the Articles of

Incorporation of

the Company, as amended

and as

in effect
on the Closing Date.

“Closing” has the meaning set forth in Section 2.2.
“Closing Date” means March 29, 2023.
“Company”

has

the

meaning

set

forth

in

the

preamble

hereto

and

shall

include

any
successors to the Company.
“Company Covered Person” has the meaning set forth in Section 4.2.4.
“Company’s
Reports” means (i) the Company’s Annual Report on Form 10-K for the year
ended December

31, 2022,

as filed

with the

Securities and

Exchange Commission

on March

3,
2023,

including

the

audited

financial

statements

of

the

Company

contained

therein;

(ii)

the
Company’s Current Reports on Form 8-K, as filed with the Securities and Exchange Commission on

January

23,

2023

and

February

22,

2023;

(iii)

the

information

specifically

incorporated

by
reference into the

Company's Annual Report on

Form 10-K for

the year ended December

31, 2021
from

its

Definitive

Proxy

Statement

on

Schedule

14A,

filed

with

the

Securities

and

Exchange
Commission on

March 25, 2022;

(iv) the information

specifically incorporated by

reference into
the

Company's

Annual

Report

on

Form

10-K

for

the

year

ended

December

31,

2022

from

its
Definitive

Proxy

Statement

on

Schedule

14A,

as

filed

with

the

Securities

and

Exchange
Commission

on

March

24,

2023

and

(v)

the

Company’s

public

reports

for

the

year

ended
December 31,

2022 and

the periods

ended March

31, 2022,

June 30,

2022, September

30, 2022
and December 31, 2022 as

filed with the FRB by

the Company and with the

FDIC by the Bank, as
required by regulations of the FRB and FDIC, respectively.

“control” (including the terms

“controlling,” “controlled by” and

“under common control
with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management

and

policies

of

a

Person,

whether

through

the

ownership

of

voting

securities,

by
contract or otherwise.
“Disqualification Event” has the meaning set forth in Section 4.2.4.

“Equity
Interest” means

any

and

all

shares,

interests,

participations

or

other

equivalents
(however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person

which is not

a corporation, and

any and all

warrants, options or

other rights to

purchase
any of the foregoing.
“Exchange Act” means the Securities Exchange Act of 1934, as amended.
“FDIC”

means the Federal Deposit Insurance Corporation.
“FRB” means the Board of Governors of the Federal Reserve System.
“GAAP” means generally accepted

accounting principles in effect from

time to time in the
United States of America.
“Governmental
Agency(ies)” means,

individually or

collectively, any federal, state,

county
or local governmental department, commission, board, regulatory authority or agency (including,
without limitation, each

applicable Regulatory

Agency) with jurisdiction

over the

Company or any
of its Subsidiaries.
“Governmental
Licenses”

has the meaning set forth in Section 4.3.
“Indebtedness”

means:

(i) all items

arising from the

borrowing of money

that, according
to GAAP as

in effect from time

to time, would

be included in

determining total liabilities

as shown
on the consolidated balance sheet

of the Company; and

(ii) all obligations secured by any

lien on
property owned

by the

Company or

any Subsidiary

whether or

not such

obligations shall

have been
assumed; provided , however
,

Indebtedness

shall

not

include

deposits

or

other

indebtedness
created, incurred

or maintained

in the

ordinary course

of the

Company’s

or the

Bank’s

business
(including, without

limitation, federal

funds purchased,

advances from

any

Federal Home

Loan
Bank, secured deposits

of municipalities, letters

of credit

issued by the

Company or the

Bank or
any

other

Subsidiary

and

repurchase

arrangements)

and

consistent

with

customary

banking
practices and applicable laws and regulations.
“Leases” means all leases, licenses or other

documents providing for the use or occupancy
of

any

portion

of

any

Property,

including

all

amendments,

extensions,

renewals,

supplements,
modifications,

sublets

and

assignments

thereof

and

all

separate

letters

or

separate

agreements
relating thereto.
“Liquidation Preference” means $1,000 per share of Series A Preferred Stock.
“Material Adverse

Effect”

means any

change or

effect that

(i) is

or would

be reasonably
likely to be material and adverse to

the financial condition, results of operations or business of the
Company and its Subsidiaries,

taken as a whole,

or (ii) would materially

impair the ability of

the
Company and its Subsidiaries, taken as a whole, to perform their respective obligations under any
of

the

Transaction

Documents,

or

otherwise

materially

impede

the

consummation

of

the
transactions contemplated hereby; provided , however , that “Material Adverse Effect” shall not be deemed to include

the impact

of (1) changes

in banking and

similar laws,

rules or regulations

of
general applicability or

interpretations thereof by Governmental

Agencies, (2) changes in

GAAP
or

regulatory

accounting

requirements

applicable

to

financial

institutions

and

their

holding

companies generally,

(3) changes after the date

of this Agreement in

general economic or capital
market

conditions

affecting

financial

institutions

or

their

market

prices

generally

and

not
specifically

related

to

the

Company

or

the

Bank,

(4)

direct

effects

of

compliance

with

this
Agreement on

the operating performance

of the

Company or the

Bank including

expenses incurred
by the Company and

the Bank in consummating

the transactions contemplated

by this Agreement,
(5) the effects

of any action

or omission taken

by the Company

with the prior

written consent of
the

Purchasers,

and

vice

versa,

or

as

otherwise

contemplated

by

the

Securities

Purchase
Agreements by and

between the Company and

each Purchaser and

the Certificate of Designations,
(6) the effects

of any declaration

of a state of

emergency by the

government of the

United States
or any

State of

the United

States; and

(7) the

effects of

any epidemic,

pandemic or

disease outbreak,
or continuation or extension of

any epidemic, pandemic or disease outbreak,

affecting the United
States, provided in

each case

of the

foregoing (1),

(2), (3), (6)

or (7)

that the

impact of

any such
event, circumstance or

state of facts

shall be taken

into account

in determining whether

a "Material
Adverse Effect"

has occurred

to the

extent that

such impact

is disproportionately

adverse to

the
operations or

business of

the Company

in comparison

to other

financial institutions

with similar
operations.

“Person” means

an individual,

a corporation

(whether or

not

for profit),

a

partnership, a
limited

liability

company,

a

joint

venture,

an

association,

a

bank,

a

trust,

an

unincorporated
organization,

a

government

or

any

department

or

agency

thereof

(including

a

Governmental
Agency) or any other entity or organization.
“Preferred Stock Amount” has the meaning set forth in the Recitals.
“Property” means

any

real property

owned

or

leased by

the

Company or

any controlled
Affiliate or Subsidiary of the Company.
“Purchaser” or “Purchasers” has the meaning set forth in the preamble hereto.
“Regulation D” has the meaning set forth in the Recitals.
“Regulatory Agency”

means any

federal or

state agency

charged with

the supervision

or
regulation of

depository institutions

or holding

companies of

depository institutions,

or engaged
in

the

insurance

of

depository

institution

deposits,

or

any

court,

administrative

agency

or
commission

or

other

authority,

body

or

agency having

supervisory

or

regulatory

authority

with
respect to the Company, the Bank or any of their Subsidiaries.
“Series

A

Preferred

Stock”

means

the

Company's

Series

A

Non-Cumulative

Perpetual
Preferred Stock, par value $0.01 per share.
“Securities Act” has the meaning set forth in the Recitals.
“Subsidiary”

or

“Subsidiaries”

means

with

respect

to

any

Person,

any

other

Person

in
which a majority of the

outstanding Equity Interest is directly or

indirectly owned by such Person.
“Tier 1 Capital” has the meaning given to the term “Tier

1 Capital” in 12 C.F.R.

Part 217,
as

amended,

modified

and

supplemented

and

in

effect

from

time

to

time

or

any

replacement
thereof.

“Transaction Documents” means this Agreement and the Certificate of Designations.
1.2 Interpretations
.

The

foregoing

definitions

are

equally

applicable

to

both

the
singular and plural

forms of the

terms defined.

The words “hereof”, “herein”

and “hereunder” and
words of like

import when used

in this Agreement shall

refer to this

Agreement as a whole

and not
to any particular

provision of this

Agreement.

The word “including”

when used in

this Agreement
without the phrase “without

limitation,” shall mean “including,

without limitation.” All references
to time

of day herein

are references to

Central Time

unless otherwise

specifically provided.

All
references to

this

Agreement

and the

Certificate

of Designations

shall

be

deemed to

be to

such
documents as amended, modified

or restated from time

to time.

With respect to

any reference in
this Agreement

to any

defined term,

(i) if

such defined

term refers

to a

Person, then

it shall

also
mean all heirs, legal representatives and permitted successors and assigns of such Person, and (ii)
if such defined term

refers to a document, instrument

or agreement, then it

shall also include any
amendment, replacement, extension or other modification thereof.
1.3 Exhibits Incorporated
.

All Exhibits attached hereto are hereby incorporated into
this Agreement.
2. PREFERRED STOCK .
2.1
Certain

Terms
.

Subject

to

the

terms

and

conditions

herein

contained,

the
Company proposes to

issue and sell

to the Purchasers,

severally and not

jointly, Series A Preferred
Stock in an aggregate liquidation

amount equal to the aggregate

of the Preferred Stock Amounts.

The Purchasers, severally

and not jointly,

each agree to purchase

the Series A

Preferred Stock in
an amount equal

to such Purchaser’s

Preferred Stock Amount

from the Company

on the Closing
Date in accordance with the

terms of, and subject to the

conditions and provisions set forth in,

this
Agreement and the Certificate of Designations.

The Preferred Stock Amounts shall

be disbursed
in accordance with Section 3.1.

2.2
Subscription

Documents

and

Payment
.

Unless

otherwise

waived

by

the
Company, no later than the close of business

on March 27, 2023, the

Purchaser shall deliver to the
Company:
(a) a copy of this Agreement duly signed the Purchaser with the Purchaser information on the

Purchaser signature

pages duly

completed,

including

the

address of

Purchaser and

payment
instructions for any dividends that may become payable to Purchaser;
(b) payment

to the

Company of

the Preferred

Stock Amount

for such

Purchaser set

forth
on such Purchaser’s respective signature pages

to the Securities Purchase Agreements by (i) wire
transfer of immediately available funds, (ii) account

debit authorization to the Bank or (iii) check
payable to the Company; and
(c) an

IRS Form

W-9 or one of

the Forms

W-8, as applicable, with

respect to the

Purchaser,
in form

reasonably satisfactory

to the

Company to

the effect

that no

federal income

tax withholding
is required by the Company

for any distribution or

payment to the Purchaser, duly executed

by the
Purchaser or the Purchaser’s beneficial owner(s), as applicable.

2.3
Treatment

of

Subscription

Documents

and

Payment

Pending

Closing
.

The
Company

will

hold

the

documents

and

payment

submitted

by

each

Purchaser

to

the

Company
pursuant to Section

2.2 in escrow

until such documents

and payments are

automatically released
at

the

Closing,

provided

that

the

Company

reserves

the

right

to

reject

in

whole

or

in

part

any
proposed purchase of Preferred Stock by any Purchaser at any time prior to Closing.
2.4
The

Closing
.

The

execution

and

delivery

of

the

Transaction

Documents

by

the
Company and the closing of the sale and

purchase of the Series A Preferred Stock (the “Closing”)
shall occur remotely via electronic or

other exchange of documents and signature

pages, at 10:00
a.m. (Central

Time) on

the Closing

Date, or

at such

other place

or time

or on

such other

date as
the parties hereto may agree.

2.5
No Right of

Offset
.

The Purchaser hereby

expressly waives any

right of offset

it
may have against the Company or any of its Subsidiaries.
2.6 Use of Proceeds
.

The Company shall use the net proceeds from the sale of

Series
A Preferred Stock

for general corporate

purposes, which may

include, without limitation,

capital
injections into the Bank and other strategic growth opportunities.
3. CLOSING .
3.1 Closing
.

At the Closing, , the

documents and payments submitted to the

Company
pursuant to Section 2.2, to

the extent that any proposed purchase

has not been rejected in whole

or
in part by

the Company prior

to Closing, will

automatically be released to

the Company,

and the
Company will execute

and/or deliver to

each applicable Purchaser

of the Series

A Preferred Stock,
evidence of issuance of

the Series A Preferred

Stock credited to book-entry accounts

and the other
documents specified in Section 3.2.1.2.
3.2 Conditions Precedent to Closing
.

3.2.1
Conditions

to

the

Purchasers’

Obligation.

The

obligation

of

each
Purchaser to

consummate the

purchase of

the Series

A Preferred

Stock to

be purchased

by such
Purchaser at Closing is

subject to delivery by

or at the direction

of the Company to

such Purchaser
of each of the following (unless such Purchaser shall have waived such satisfaction or delivery):
3.2.1.1
Transaction

Documents
.

Each of the

Transaction Documents
has been duly authorized and executed by the Company.
3.2.1.2 Authority Documents.
(a) A
good

standing

certificate

issued

by

the

Kansas
Secretary of State with respect to the Company;
(b)
A

copy,

certified

by

the

Secretary

or

Assistant
Secretary of the Company,

of the resolutions

of the Board of

Directors of the

Company,

and any
committee

thereof,

authorizing

the

execution,

delivery

and

performance

of

the

Transaction
Documents; and

(c)
An incumbency

certificate of

the Secretary

or Assistant
Secretary of

the Company

certifying the

names of

the officer

or officers

of the

Company authorized
to sign

the Transaction Documents

and the

other documents

provided for

in the

Securities Purchase
Agreements by and between the Company and such Purchaser.
3.2.1.3
Other

Documents
.

Such

other

certificates,

affidavits,
schedules, resolutions, notes and/or other documents which are provided for hereunder.
3.2.2 Conditions to the Company’s Obligation.
3.2.2.1
With

respect

to

a

given

Purchaser,

the

obligation

of

the
Company

to

consummate

the

sale

of

the

Series

A

Preferred

Stock

and

to

effect

the

Closing

is
subject to delivery

by or at

the direction of

such Purchaser, on or prior

to the Closing Date,

of each
of the following (unless the Company shall have waived such satisfaction or delivery):
(a) The delivery to the Company of this Agreement duly
authorized and executed by such Purchaser; and
(b)
The

delivery

to

the

Company

of

the

payment

and
documents specified in Section 2.2.
4.
REPRESENTATIONS

AND WARRANTIES

OF THE COMPANY
.
The Company hereby represents and warrants to each Purchaser as follows:
4.1 Organization and Authority .
4.1.1 Organization Matters of the Company and Its Subsidiaries .
4.1.1.1
The Company

is a

duly organized

corporation, is

validly existing
and in good

standing under the

laws of the

State of Kansas

and has all

requisite corporate power
and authority to

conduct its

business and activities

as presently conducted,

to own its

properties,
and to perform its obligations under the

Transaction Documents.

The Company is duly qualified
as a foreign

corporation to transact

business and

is in

good standing in

each other

jurisdiction in
which such qualification is required, whether by reason of the ownership or leasing of property or
the conduct of business, except where the

failure to so qualify or to be

in good standing would not
reasonably be expected to result in a Material Adverse

Effect.

The Company is duly registered as
a bank holding company under the Bank Holding Company Act of 1956, as amended.
4.1.1.2
Each

Subsidiary

of

the

Company

(other

than

the

Bank)

either
has been duly

organized and

is validly

existing as a

corporation or limited

liability company,

or,
in the case

of the Bank,

has been duly

chartered and is

validly existing as

a state chartered

bank,
in

each

case

in

good

standing

under

the

laws

of

the

jurisdiction

of

its

incorporation,

has

the
corporate or similar power

and authority to own,

lease and operate its

properties and to conduct

its
business and is duly qualified as a foreign

corporation to transact business and is in good standing
in each jurisdiction in which such qualification is

required, whether by reason of the ownership or
leasing of

property or

the conduct

of business,

except where

the failure

to so

qualify or

to be

in
good standing

would not

result in

a Material

Adverse Effect.

All of

the issued

and outstanding

shares of capital stock or other equity interests

in each Subsidiary of the Company have

been duly
authorized and validly

issued, are fully

paid and non-assessable

(to the extent

that such concepts
are applicable to

interests in such

entities in any

such jurisdiction) and

are owned by

the Company,
directly or through Subsidiaries of the Company.
4.1.1.3
The Bank

is a

Kansas state

chartered bank.

The deposit

accounts
of the Bank

are insured by the

FDIC up to

applicable limits.

The Bank has

not received any

notice
or other information indicating that

the Bank is not an

“insured depository institution” as defined
in

12

U.S.C.

Section

1813,

nor

has

any

event

occurred

which

could

reasonably

be

expected

to
adversely affect the status of the Bank as an FDIC-insured institution.

4.1.2
Capital

Stock

and

Related

Matters
.

The

Charter

of

the

Company
authorizes the Company

to issue 200,000,000

shares of common

stock with a

par value of

$0.01
per share,

and

5,000,000

shares of

preferred

stock,

$0.01

par value

per

share.

As

of

March

17,
2023,

48,596,007

shares

of

common

stock

were

outstanding.

Immediately

prior

to

the

Closing
Date,

no

shares

of

preferred

stock

are

outstanding.

All

of

the

outstanding

capital

stock

of

the
Company has

been duly

authorized and

validly issued

and is

fully paid

and non-assessable.

Except
pursuant

to

the

Company’s

equity

incentive

plans

duly

adopted

by

the

Company’s

Board

of
Directors and

warrants

to purchase

common stock

of the

Company

disclosed in

the Company's
Reports,

there

are,

as

of

the

date

hereof,

no

outstanding

options,

rights,

warrants

or

other
agreements or instruments obligating the

Company to issue, deliver or sell,

or cause to be issued,
delivered or sold,

additional shares of

the capital stock

of the Company

or obligating the

Company
to

grant,

extend

or

enter

into

any

such

agreement

or

commitment

to

any

Person

other

than

the
Company.
4.2 No Impediment to Transactions .
4.2.1
Transaction

is

Legal

and

Authorized
.

The

issuance

of

the

Series

A
Preferred

Stock,

the

execution

of

the

Transaction

Documents

and

compliance

by

the

Company
with all

of the

provisions of

the Transaction

Documents

are within

the corporate

powers of

the
Company.

4.2.2 Agreement
.

This

Agreement

has

been

duly

authorized,

executed

and
delivered

by

the

Company,

and,

assuming

due

authorization,

execution

and

delivery

by

the
Purchasers, constitutes

the legal,

valid and

binding obligation of

the Company, enforceable against
the

Company

in

accordance

with

its

terms,

except

as

enforcement

thereof

may

be

limited

by
bankruptcy,

insolvency,

reorganization, moratorium

or other similar

laws relating to

or affecting
creditors’ rights generally or by general equitable principles.
4.2.3
Series A Preferred

Stock.

The Series A

Preferred Stock has

been duly
authorized by the Company and

when issued by the Company and

delivered to and paid for by

the
Purchasers in

accordance with

the terms

of the

Securities Purchase

Agreements by

and between
the

Company

and

each

Purchaser,

will

have

been

validly

issued,

shall

be

fully

paid

and

non-
assessable, and

shall be free

and clear

of all liens

and restrictions

on transfer, except

for restrictions
on transfer set forth in the Transaction Documents or imposed by applicable securities laws.

4.2.4
Exemption

from

Registration.

Neither

the

Company,

nor

any

of

its
Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation

or general

advertising (within

the meaning

of Regulation

D) in

connection with
the offer

or sale

of the

Series A

Preferred Stock.

Assuming the

accuracy of

the representations
and warranties

of each

of the

Purchasers set

forth in

the Securities

Purchase Agreements

by and
between

the

Company

and

the

Purchaser,

the

Series

A

Preferred

Stock

will

be

issued

in

a
transaction

exempt

from

the

registration

requirements

of

the

Securities

Act.

No

“bad

actor”
disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a

“Disqualification
Event”) is

applicable to the

Company or,

to the

Company’s

knowledge, any

Person described

in
Rule

506(d)(1)

of

Regulation

D

(each,

a

“Company

Covered

Person”).

The

Company

has
exercised

reasonable

care

to

determine

whether

any

Company

Covered

Person

is

subject

to

a
Disqualification Event.

The Company has to its knowledge disclosed

any information required to
be disclosed by the Company under Rule 506(e) of Regulation D.
4.2.5
No Defaults

or Restrictions
.

Neither the

execution and

delivery of

the
Transaction Documents by

the Company nor

the compliance

by the Company

with their respective
terms and conditions

will (whether with

or without the

giving of notice

or lapse of

time or both)
(i) violate, conflict

with or

result in a

breach of,

or constitute a

default under:

(1) the Charter

or
Bylaws of the Company; (2) any of

the terms, obligations, covenants, conditions

or provisions of
any corporate

restriction or

of any

material contract, agreement,

indenture, mortgage,

deed of

trust,
pledge, bank

loan or

credit agreement,

or any

other agreement

or instrument

to which

the Company
or

Bank,

as

applicable, is

now

a

party

or

by

which

it

or

any

of

its

properties

may

be

bound

or
affected; (3) any

judgment, order, writ, injunction,

decree or

demand of

any court, arbitrator,

grand
jury,

or Governmental Agency applicable to

the Company or the

Bank; or (4) any

statute, rule or
regulation applicable

to the

Company, except, in

the case

of items

(2), (3)

or (4),

for such

violations
and

conflicts,

breaches

and

default

that

would

not,

singularly

or

in

the

aggregate,

result

in

a
Material

Adverse

Effect,

or

(ii)

result

in

the

creation

or

imposition

of

any

lien,

charge

or
encumbrance of

any

nature

whatsoever

upon

any

property or

asset

of

the

Company

that

would
result in a Material Adverse Effect.

4.2.6
Governmental

Consent
.

No

governmental

orders,

permissions,
consents, approvals

or authorizations

are required

to be

obtained by

the Company

that have

not
been obtained,

and no

registrations or

declarations are

required to

be filed

by the

Company that
have not been filed in connection with, or, in contemplation of, the execution and delivery of, and performance under, the Transaction Documents, except for applicable requirements, if any,

of the
Securities Act, the

Exchange Act or

state securities laws

or “blue sky”

laws of the

various states
and any applicable federal or state banking laws and regulations.
4.3
Possession of Licenses

and Permits
.

The Company

and each

of its

Subsidiaries
possess

such

permits,

licenses,

approvals,

consents

and

other

authorizations

(collectively,
“Governmental Licenses”)

issued by

the appropriate

Governmental Agencies

necessary to

conduct
the

business

now

operated

by

them

except

where

the

failure

to

possess

such

Governmental
Licenses would not, singularly or in the aggregate,

have a Material Adverse Effect. The Company
and each

Subsidiary of

the Company

is in

compliance with

the terms

and conditions

of all

such
Governmental Licenses,

except where

the failure

to so

comply would

not, individually

or in

the
aggregate, have a Material Adverse Effect.

4.4 Financial Condition .
4.4.1
Company

Financial

Statements
.

The

financial

statements

of

the
Company

included

in

the

Company’s

Reports

(including

the

related

notes,

where

applicable),
which have been provided or are

available publicly to the Purchasers (i) have

been prepared from,
and are

in accordance

with, the books

and records

of the

Company; (ii)

fairly present

in all

material
respects

the

results

of

operations,

cash

flows,

changes

in

stockholders’

equity

and

financial
position of

the Company and

its consolidated Subsidiaries,

for the respective

fiscal periods or

as
of the

respective dates

therein set

forth (subject

in the

case of

unaudited statements

to recurring
year-end audit adjustments normal in nature and amount), as applicable;

(iii) complied as to form,
as of

their respective dates

of filing in

all material respects

with applicable accounting

and banking
requirements as applicable,

with respect thereto;

and (iv) have

been prepared in

accordance with
GAAP consistently applied during the periods involved, except, in each case, as indicated in such statements

or

in

the

notes

thereto.

The

books

and

records

of

the

Company

have

been,

and

are
being, maintained in

all material respects

in accordance with

GAAP and any

other applicable legal
and

accounting requirements.

The

Company

does

not

have any

material

liability

required to

be
reflected or reserved

against on the

consolidated balance sheet

of the Company,

except for those
liabilities that are reflected or reserved against

on the consolidated balance sheet of the

Company
contained

in

the

Company’s

Reports

for

the

Company’s

most

recently

completed

quarterly

or
annual fiscal

period, as

applicable, and

for liabilities

incurred in

the ordinary

course of

business
consistent

with

past

practice

or

in

connection

with

this

Agreement

and

the

transactions
contemplated hereby.
4.4.2 Solvency
.

After

giving

effect

to

the

consummation

of

the

transactions
contemplated by this Agreement, the Company is solvent and

able to pay its debts as they mature.

No transfer

of property

is being

made and

no Indebtedness

is being

incurred in

connection with
the transactions contemplated by this Agreement with the intent to hinder, delay or defraud either present or future creditors of the Company or any Subsidiary of the Company.
4.4.3 Ownership of Property
.

The Company and each of its

Subsidiaries has
good

and

marketable

title

as

to

all

real

property

owned

by

it

and

good

title

to

all

assets

and
properties owned by

the Company

and such Subsidiary

in the conduct

of its businesses,

whether
such assets

and properties are

real or personal,

tangible or intangible,

including assets and

property
reflected

in

the

most

recent

balance

sheet

contained

in

the

Company’s

Reports

or

acquired
subsequent thereto (except

to the extent

that such

assets and properties

have been

disposed of

in
the ordinary course of

business, since the date of

such balance sheet), subject to

no encumbrances,
liens, mortgages,

security interests

or pledges,

except (i)

those items

which secure

liabilities for
public or

statutory obligations

or any

discount with,

borrowing from

or other

obligations

to the
Federal

Home

Loan

Bank,

inter-bank

credit

facilities,

reverse

repurchase

agreements

or

any
transaction by the Bank acting

in a fiduciary capacity,

(ii) statutory liens for amounts

not yet due
or delinquent

or which are

being contested in

good faith and

(iii) such as

do not result,

individually
or in the

aggregate, in a

Material Adverse Effect.

The Company and

each of

its Subsidiaries,

as
lessee, has

the right

under valid

and existing

Leases of

real and

personal properties

that are

material
to the Company or such

Subsidiary,

as applicable, in the conduct

of its business to occupy

or use
all such properties as presently occupied and used by it.

4.5
No Material

Adverse Change
.

Since the

end of

the Company’s

last fiscal

year
ended

December

31,

2022,

there

has

been

no

development

or

event

that

has

had

or

would
reasonably be expected to have, singularly or in the aggregate, a Material Adverse Effect.
4.6 Legal Matters .
4.6.1 Compliance with Law
.

The Company and each of its Subsidiaries (i)

is
in

compliance

with,

and

at

all

times

within

three

(3)

years

prior

to

the

date

hereof

has

been

in
compliance with and (ii) to the Company’s

knowledge, is not under investigation with

respect to,
and, to the Company’s knowledge, has not been threatened to be charged with or given any notice
of any

material violation

of, any

applicable statutes,

rules, regulations,

orders and

restrictions of
any domestic or foreign government, or

any instrumentality or agency thereof, having jurisdiction
over the conduct

of its business

or the ownership

of its properties,

except where any

such failure
to comply or violation would not reasonably be expected to have, singularly or in the aggregate, a
Material Adverse Effect.

4.6.2 Pending Litigation
.

There are

no actions,

suits, proceedings

or written
agreements

pending,

or,

to

the

Company’s

knowledge,

threatened

or

proposed,

against

the
Company or

any of

its Subsidiaries

at law

or in

equity before

or by

any Governmental

Agency,
that

would

reasonably

be

expected

to

have,

singularly

or

in

the

aggregate,

a

Material

Adverse
Effect, or materially and adversely affect the issuance of the Series A Preferred Stock.

4.6.3 Brokerage Commissions
.

Neither the

Company nor

any Subsidiary

of
the Company is obligated to

pay any brokerage commission, placement

fee or finder’s fee

to any
Person in connection with the transactions contemplated by this Agreement.
4.6.4
Investment

Company

Act
.

Neither

the

Company

nor

any

of

its
Subsidiaries is an

“investment company” or

a company “controlled”

by an “investment

company,”
within the meaning of the Investment Company Act of 1940, as amended.
4.7 Representations and Warranties Generally
.

The representations and warranties
of

the

Company

set

forth

in

this

Agreement

that

do

not

contain

a

“Material

Adverse

Effect”
qualification or other

express materiality or

similar qualification are

true and correct

in all material
respects

(i)

as

of

the

Closing

Date

and

(ii)

as

otherwise

specifically

provided

herein.

The
representations and

warranties of the

Company set forth

in this Agreement

that contain a

“Material
Adverse Effect” qualification or any other express materiality or similar qualification are true and correct (a) as of the Closing Date and (b) as otherwise specifically provided herein.

5. GENERAL COVENANTS, CONDITIONS AND AGREEMENTS .
The Company hereby further covenants and agrees with the Purchaser as follows:
5.1
Compliance

with

Transaction

Documents
.

The

Company

shall

comply

with,
observe and

timely perform each

and every one

of its covenants,

agreements and obligations

under
the Transaction Documents.
5.2 Compliance with Laws
. The Company shall comply and cause

the Bank and each
of

its

other

Subsidiaries

to

comply

with

all

applicable

statutes,

rules,

regulations,

orders

and

restrictions in respect of the conduct of its business and the ownership of its properties, except, in each case, where such noncompliance would not

reasonably be expected to have, singularly or

in
the aggregate, a Material Adverse Effect.
5.3 Corporate Existence
.

Except as

provided in

the Certificate

of Designations,

the
Company shall

do or

cause to

be done

all things

reasonably necessary to

maintain, preserve

and
renew its corporate existence; provided ,

however
, that the Company may

consummate a merger in
which (a)

the Company

is the

surviving entity

or (b)

if the

Company is

not the

surviving entity,
the

surviving

entity

assumes,

by

operation

of

law

or

otherwise,

all

of

the

obligations

of

the
Company under the Certificate of Designations.
5.4
Tier 1

Capital
.

If all

or any

portion of

the full

liquidation value

of the

Series A
Preferred Stock

ceases to

be eligible,

or there

is a

material risk

that all

or any

portion of

the full
liquidation

value

of

the

Series

A

Preferred

Stock

will

cease

to

be

eligible

to

qualify

as

Tier

1
Capital,

the

Company

will

immediately

notify

the

holders

of

record

of

the

Series

A

Preferred
Stock,

and

thereafter,

if

requested

by

the

Company,

the

Company

and

holders

of

record

of

the
Series A Preferred Stock will work together in good faith to execute and deliver all agreements as
reasonably necessary

in order

to restructure

the applicable

portions of

the obligations

evidenced
by the Series A Preferred Stock to be eligible to qualify as Tier 1 Capital; provided , however , that nothing

contained

in

this

Agreement

shall

limit

the

Company’s

right

to

redeem

the

holders

of
record

of

the

Series

A

Preferred

Stock

upon

the

occurrence

of

a

Regulatory

Capital

Treatment
Event as described in the Certificate of Designations.
5.5
Absence of

Control
.

It is

the intent

of the

parties to

this Agreement

that in

no event
shall any

Purchaser, by reason

of any

of the

Transaction Documents, be

deemed to

control, directly
or indirectly, the Company, and no Purchasers shall exercise, or be deemed to exercise, directly or
indirectly, a controlling influence over the management or policies of the Company.
5.6 Rule 144A Information
.

While any shares of

the Series A Preferred

Stock remain
“restricted securities” within the meaning

of the Securities Act, the

Company will make available,
upon

request,

to

any

seller

of

such

Series

A

Preferred

Stock

the

information

specified

in

Rule
144A(d)(4) under the Securities Act, unless the Company is then subject to Section 13 or 15(d) of
the Exchange Act.
5.7
Public

Announcement
.

The

Company

and

each

Purchaser

agree

that

no

public
release, statement, announcement,

or other disclosure

detailing the purchase

of shares of

the Series
A Preferred Stock

pursuant to this Agreement

that refers to

the other party

or parties by

name shall
be issued

by any

party without

the prior

written consent

of the

other party

so named

(which consent
shall not be unreasonably withheld,

conditioned or delayed), except as otherwise

required by law
or the applicable

rules or regulations

of any securities

exchange or securities

market, in which

case
the

Company

shall

allow

the

Purchasers

reasonable

time

to

comment

on

such

release

or
announcement in

advance of

such issuance.

Notwithstanding the

foregoing, if

the Purchaser

is a
director or

officer as

defined in

the rules

promulgated by

Section 16

of the

Exchange Act,

or an
executive officer as

defined under

the Exchange Act,

such Purchaser acknowledges

that disclosure
of his, her or its participation will be publicly disclosed.

5.8 Redemption
.

Any

redemption

made

pursuant

to

the

terms

of

the

Certificate

of
Designations shall be made on a pro rata basis.
6.
REPRESENTATIONS,

WARRANTIES

AND

COVENANTS

OF

THE
PURCHASER .
The

Purchaser

hereby

represents

and

warrants

to

the

Company,

and

covenants

with

the
Company as follows:
6.1
Legal Power

and Authority
.

If the

Purchaser is

an entity,

the Purchaser

has all
necessary power and

authority to

execute, deliver and

perform the Purchaser’s

obligations under
this Agreement and

to consummate

the transactions contemplated

hereby.

If the Purchaser

is an
entity,

the Purchaser is

an entity

duly organized,

validly existing

and in good

standing under

the
laws of its jurisdiction

of organization. If the

Purchaser is a natural

person, the Purchaser has

the
legal capacity

to execute,

deliver and

perform the

Purchaser’s obligations

under this

Agreement
and to consummate the transactions contemplated hereby.
6.2
Authorization and

Execution
.

The execution,

delivery and

performance of

this
Agreement has been duly authorized by all necessary action on the part of the Purchaser,

and this
Agreement has

been duly

executed and

delivered by

the Purchaser,

assuming due

authorization,
execution and delivery by the

Company, this Agreement is a legal, valid and

binding obligation of
the

Purchaser,

enforceable

against

the

Purchaser

in

accordance

with

its

terms,

except

as
enforcement

thereof

may

be

limited

by

bankruptcy,

insolvency,

reorganization,

moratorium

or
other

similar

laws

relating

to

or

affecting

creditors’

rights

generally

or

by

general

equitable
principles.
6.3 No Conflicts
.

Neither the

execution, delivery

or performance

of the

Transaction
Documents nor

the consummation

of any

of the

transactions contemplated

thereby will

conflict
with, violate, constitute

a breach of

or a

default (whether

with or

without the

giving of

notice or
lapse of time

or both) under

(i) if Purchaser

is an entity, the Purchaser’s organizational documents,
(ii) any agreement to which the Purchaser is party, (iii) any law applicable to the Purchaser or (iv)
any order,

writ, judgment,

injunction, decree,

determination or

award binding

upon or

affecting
the Purchaser.
6.4
Purchase

for

Investment
.

The

Purchaser

is

purchasing

the

Series

A

Preferred
Stock

for

its,

his

or

her

own

account

and

not

with

a

view

to

distribution

and

with

no

present
intention

of

reselling,

distributing

or

otherwise

disposing

of

the

same.

The

Purchaser

has

no
present

or

contemplated

agreement,

undertaking,

arrangement,

obligation,

Indebtedness

or
commitment providing

for,

or which

is likely

to compel,

a disposition

of the

Series A

Preferred
Stock in any manner.
6.5
Accredited

Investor
.

The

Purchaser

has

reviewed

the

definition

of

“accredited
investor” as such

term is

defined in Rule

501 of

Regulation D and

such Purchaser

is and will

be
on the

Closing Date

an “accredited

investor”. If

an entity,

the Purchaser

was not

formed for

the
specific purpose of acquiring the Series A Preferred Stock.
6.6
Financial and

Business Sophistication
.

The Purchaser has

such knowledge

and
experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the prospective investment in the Series A Preferred Stock.

The Purchaser has relied
solely upon

its, his

or her

own knowledge

of, and/or

the advice

of its,

his or

her own

legal, financial,
tax or other

advisors with regard

to, the legal,

financial, tax and

other considerations involved

in
deciding to invest in the Series A Preferred Stock.
6.7 Ability to Bear Economic Risk of Investment
.

The Purchaser recognizes that an
investment in

the Series

A Preferred

Stock is

a speculative

investment that

involves substantial
risk, including risks related to

the Company’s

business, operating results, financial

condition and
cash

flows,

which

risks

the

Purchaser

has

carefully

considered

in

connection

with

making

an
investment in

the Series

A Preferred

Stock.

The Purchaser

has the

ability to

bear the

economic
risk of the prospective

investment in the Series A

Preferred Stock, including the ability

to hold the
Series A Preferred

Stock indefinitely,

and further including

the ability to

bear a complete

loss of
all of its, his or her investment in the Company.
6.8 Information
.

The

Purchaser

acknowledges

that

(i)

the

Purchaser

is

not

being
provided with the disclosures that would be

required if the offer and sale of

the Series A Preferred
Stock were registered under

the Securities Act; (ii) the

Purchaser has conducted its, his

or her own
examination

of

the

Company

and

the

terms

of

the

Series

A

Preferred

Stock

to

the

extent

the
Purchaser

deems

necessary

to

make

its,

his

or

her

decision

to

invest

in

the

Series

A

Preferred
Stock;

(iii)

the

Purchaser

has

reviewed

publicly

available

financial

and

other

information
concerning

the

Company

to

the

extent

the

Purchaser

deems

necessary

to

make

its,

his

or

her
decision to purchase

the Series

A Preferred Stock

(including meeting with

representatives of the
Company); and (iv) the

Purchaser has not

received nor relied

on any form

of general solicitation
or general

advertising (within the

meaning of

Regulation D) from

the Company in

connection with
the offer and sale

of the Series A

Preferred Stock.

The Purchaser has reviewed

the information set
forth in

the Company’s

Reports, the

exhibits hereto

and any

additional information

provided by
the Company in connection with the transactions contemplated by this Agreement.
6.9
Access to

Information
.

The Purchaser

acknowledges that

the Purchaser

and its,
his or

her advisors

have been

furnished with

all

materials relating

to the

business, finances

and
operations of the Company that

have been requested by them

and have been given the

opportunity
to

ask

questions

of,

and

to

receive

answers

from,

persons

acting

on

behalf

of

the

Company
concerning terms and

conditions of the transactions

contemplated by this Agreement

and to obtain
any

additional

information

from

the

Company

that

is

necessary

to

verify

the

accuracy

of
information made available to the

Purchaser,
in order to make an

informed and voluntary decision
to enter into this Agreement.
6.10
Investment

Decision
.

The

Purchaser

has

made

its,

his

or

her

own

investment
decision based upon the

Purchaser's own judgment,

due diligence and advice

from such advisors
as

the

Purchaser

has

deemed

necessary

and

not

upon

any

view

expressed

by

any

other

Person,
including

the

Company.

Neither

such

inquiries

nor

any

other

due

diligence

investigations
conducted by

the Purchaser

or its,

his or

her advisors

or representatives,

if any, shall

modify, amend
or affect the Purchaser's

right to rely on

the Company’s

representations and warranties contained
herein.

The

Purchaser

is

not

relying

upon,

and

has

not

relied

upon,

any

advice,

statement,
representation or

warranty made

by any

Person by

or on

behalf of

the Company,

except for

the
express

statements,

representations

and

warranties

of

the

Company

made

or

contained

in

this
Agreement.

Furthermore, the Purchaser

acknowledges that

nothing in

this Agreement

or any

other

materials

presented

by

or

on

behalf

of

the

Company

to

the

Purchaser

in

connection

with

the
purchase of the Series A Preferred Stock constitutes legal, tax or investment advice.
6.11
Private

Placement;

No

Registration;

Restricted

Legends
.

The

Purchaser
understands

and

acknowledges

that

the

shares

of

Series

A

Preferred

Stock

are

“restricted
securities” under the Securities Act and are

being sold by the Company without registration under
the

Securities

Act

in

reliance

on

the

exemption

from

federal

and

state

registration

set

forth

in,
respectively, Rule 506(b) of Regulation D

promulgated under Section 4(a)(2)

of the Securities

Act
and Section 18 of the Securities Act, or any applicable state securities laws, and accordingly, may
be resold, pledged or otherwise transferred

only in compliance with the

registration requirements
of federal

and state

securities laws

or if

exemptions from

the Securities

Act and

applicable state
securities laws

are available

to the

Purchaser.

The Purchaser is

not subscribing

for the

Series A
Preferred

Stock

as

a

result

of

or

subsequent

to

any

advertisement,

article,

notice

or

other
communication

published

in

any

newspaper,

magazine

or

similar

media

or

broadcast

over
television or radio,

or presented at

any seminar or

meeting. The Purchaser

has not been

solicited
with respect to

investment in

the Series A

Preferred Stock except

in the jurisdiction

of its,

his or
her address appearing on the Purchaser’s signature page to this Agreement. The Purchaser further acknowledges its, his or her primary responsibilities under the Securities

Act and applicable state
securities laws and, accordingly, will not sell or otherwise transfer the Series A Preferred Stock

or
any interest

therein without

complying with

the requirements

of the

Securities Act

and the

rules
and regulations promulgated thereunder,

applicable state securities laws and

the requirements set
forth in this Agreement. The Company has

not and is not making any representation,

warranty or
covenant, express

or implied,

as to

the availability

of any

exemption from

registration under

the
Securities Act or any applicable state securities laws

for the resale, pledge or other transfer of the
Series A

Preferred Stock, or

that the Series

A Preferred Stock

purchased by the

Purchaser will ever
be

able

to

be

lawfully

resold,

pledged

or

otherwise

transferred.

The

Purchaser

further
acknowledges

and

agrees

that

a

notation

of

the

restrictions

on

transfer

will

be

included

in

the
records of the

Company and

any transfer agent

or registration with

respect to

any transfer of

the
Series

A

Preferred

Stock

and

any

certificate

or

instruments

representing

or

notice

of

issuance
relating to such Series A Preferred Stock may bear at issuance a restrictive legend in substantially the following form:
“The securities referenced herein have not been registered

under the Securities Act
of 1933, as amended (the “Securities Act”), or the securities laws of any state, and
may not be offered, transferred, pledged, hypothecated, sold or otherwise disposed of

unless

a

registration

statement

under

the

Securities

Act

and

applicable

state
securities laws

shall

have become

effective

with

regard thereto,

or

an

exemption
from

registration

under

the

Securities

Act

and

applicable

state

securities

laws

is
available in connection with such offer or sale.”
6.12
Tier

1 Capital
.

If the

Company provides

notice

as

contemplated in

Section

5.4
(Tier

1

Capital)

of

the

occurrence

of

the

event

contemplated

in

such

section,

thereafter

the
Company and the Purchaser

will work together in

good faith to execute

and deliver all agreements
as reasonably

necessary in order

to restructure

the Series

A Preferred

Stock to be

eligible to

qualify
as

Tier

1

Capital;
provided , however
,

that

nothing

contained

in

this

Agreement

shall

limit

the
Company’s

right

to

redeem

the

Series

A

Preferred

Stock

upon

the

occurrence

of

a

Regulatory
Capital Treatment

Event as described in the Certificate of Designations.

6.13
Not Debt of the

Bank; Not Savings Accounts, Etc
.

The Purchaser acknowledges
that

the

Company

is

a

bank

holding

company

and

the

Company’s

rights

and

the

rights

of

the
Company’s

creditors, including,

the

holders

of

record of

shares

of

Series

A

Preferred Stock,

to
participate in the assets

of any Subsidiary

during its liquidation

or reorganization are structurally
subordinate

to

the

prior

claims

of

the

Subsidiary’s

creditors.

The

Purchaser

acknowledges

and
agrees that shares

of Series A Preferred

Stock are not savings

accounts or deposits

of the Bank

and
are not

insured or

guaranteed by

the FDIC

or any

Governmental Agency, and

that no

Governmental
Agency has passed upon or will pass upon the offer or sale of the Series

A Preferred Stock or has
made or will make any finding or determination as to the fairness of this investment.
6.14
Accuracy

of

Representations
.

The

Purchaser

understands

that

the

Company

is
relying

and

will

rely

upon

the

truth

and

accuracy

of

the

foregoing

representations,
acknowledgements

and

agreements

in

connection

with

the

transactions

contemplated

by

this
Agreement,

and

agrees

that

if

any

of

the

representations

or

acknowledgements

made

by

the
Purchaser are no longer

accurate as of the Closing

Date, or if any

of the agreements made

by the
Purchaser are

breached

on or

prior to

the Closing

Date, the

Purchaser shall

promptly notify

the
Company.
6.15 Representations and Warranties Generally
.

The representations and warranties
of the Purchaser set

forth in this

Agreement are true and

correct as of the

date hereof and will

be
true

and

correct

as

of

the

Closing

Date

and

as

otherwise

specifically

provided

herein.

Any
certificate

signed

by

a

duly

authorized

representative

of

such

Purchaser

and

delivered

to

the
Company or to

counsel for the Company

shall be deemed to

be a representation and

warranty by
the Purchaser to the Company as to the matters set forth therein.
7. MISCELLANEOUS .
7.1 Time of the Essence
.

Time is of the essence for this Agreement.
7.2
Waiver

or

Amendment
.

No

waiver

or

amendment

of

any

term,

provision,
condition,

covenant

or

agreement

herein

shall

be

effective

unless

in

writing

and

signed

by

the
parties

hereto.

Failure

on

the

part

of

the

Purchasers

to

complain

of

any

acts

or

failure

to

act,
irrespective of how long such failure continues, shall not constitute a waiver by the Purchasers of
their rights hereunder

or impair any

rights, powers or

remedies on account

of any breach

or default
by the Company.
7.3 Severability
.

Any provision of this

Agreement which is unenforceable

or invalid
or

contrary

to

law,

or

the

inclusion

of

which

would

adversely

affect

the

validity,

legality

or
enforcement of this Agreement,

shall be of no

effect and, in such case,

all the remaining terms and
provisions

of

this

Agreement

shall

subsist

and

be

fully

effective

according

to

the

tenor

of

this
Agreement

the

same

as

though

any

such

invalid

portion

had

never

been

included

herein.

Notwithstanding any of

the foregoing

to the contrary,

if any

provisions of

this Agreement or

the
application thereof are

held invalid or unenforceable

only as to

particular Persons or

situations, the
remainder of this Agreement,

and the application of

such provision to Persons

or situations other
than those to which it shall have been held invalid or unenforceable,

shall not be affected thereby,
but shall continue valid and enforceable to the fullest extent permitted by law.

7.4 Notices
.

Any notice which any party hereto may be required

or may desire to give
hereunder shall

be deemed

to have

been given

if in

writing and

if delivered

personally, or if

mailed,
postage

prepaid,

by

United

States

registered

or

certified

mail,

return

receipt

requested,

or

if
delivered by a responsible overnight commercial courier promising next business day delivery, or if by email with confirmation of transmission, addressed:
if to the Company: CrossFirst Bankshares, Inc.
11440 Tomahawk

Creek Pkwy
Leawood, Kansas 66211

Attention: Amy Abrams, General Counsel
E-mail: legal@crossfirst.com
with a copy to: Stinson LLP
1201 Walnut Street, Suite 2900
Kansas City, Missouri 64106
Attention: Scott Gootee
E-mail: scott.gootee@stinson.com
if to the Purchaser:
To

the

address

indicated

on

the

Purchaser’s
signature page to this Agreement.
or to such other address or addresses as

the party to be given notice may

have furnished in writing
to the party seeking or desiring to give notice, as a place for the giving of notice; provided that no
change in

address shall

be effective until

five (5)

Business Days after

being given

to the other

party
in the

manner provided

for

above.

Any notice

given

in accordance

with the

foregoing shall

be
deemed given when delivered personally

or, if mailed,

three (3) Business Days after it

shall have
been deposited in

the United States mails

as aforesaid or, if

sent by overnight

courier, the Business
Day

following

the

date

of

delivery

to

such

courier

(provided

next

Business

Day

delivery

was
requested).
7.5 Successors and Assigns
.

This Agreement shall

inure to the

benefit of the

parties
and

their

respective

heirs,

legal

representatives,

successors

and

assigns.

Except

as

expressly
provided

in

this

Agreement,

this

Agreement shall

not

be

construed so

as

to

confer any

right

or
benefit upon

any Person

other than

the parties

to this

Agreement and

their respective

successors
and permitted assigns.

7.6
No

Joint

Venture
.

Nothing

contained

herein

or

in

any

document

executed
pursuant hereto and

no action or inaction

whatsoever on the

part of the Purchaser, shall be

deemed
to make a Purchaser a partner or joint venturer with the Company.
7.7 Entire Agreement
.

The Transaction

Documents, along

with any

exhibits hereto
and thereto, constitute the

entire agreement between the

parties hereto with respect

to the subject
matter

hereof

and

may

not

be

modified

or

amended

in

any

manner

other

than

by

supplemental
written agreement executed

by the parties hereto.

No party,

in entering into

this Agreement, has
relied upon any representation, warranty,

covenant, condition or other term that

is not set forth in
the Transaction Documents.
7.8 Choice of Law; Jurisdiction for Disputes
.

This Agreement shall be governed by
and construed in accordance with the laws of the State of Kansas without giving effect to its laws

or principles

of conflict

of laws.

Nothing herein

shall be

deemed to

limit any

rights, powers

or
privileges which the Purchaser

may have pursuant

to any law

of the United

States of America or
any

rule,

regulation

or

order

of

any

department

or

agency

thereof

and

nothing

herein

shall

be
deemed to

make unlawful

any transaction

or conduct

by the

Purchaser which

is lawful

pursuant
to,

or

which

is

permitted

by,

any

of

the

foregoing.
VENUE

FOR

ANY

CAUSE

OF

ACTION
ARISING FROM THIS

AGREEMENT WILL LIE

IN STATE

OR FEDERAL COURTS

WITH
JURISDICTION OVER JOHNSON COUNTY,

KANSAS.
7.9
No Third Party

Beneficiary
.

This Agreement is made

for the sole

benefit of the
Company and the Purchasers, and no other Person shall be

deemed to have any privity of contract
hereunder nor any right to

rely hereon to any extent

or for any purpose whatsoever,

nor shall any
other

Person

have

any

right

of

action

of

any

kind

hereon

or

be

deemed

to

be

a

third

party
beneficiary hereunder.
7.10
Legal Tender

of United States
.

All payments hereunder shall be made in coin or
currency which at

the time of

payment is legal

tender in the

United States

of America for

public
and private debts.
7.11 Captions; Counterparts
.

Captions contained in this

Agreement in no way

define,
limit or extend

the scope or

intent of their

respective provisions.

This Agreement may

be executed
in

any

number

of

counterparts

and

by

different

parties

hereto

in

separate

counterparts,

each

of
which when

so executed

and delivered

shall be

deemed to

be an

original and

all of

which taken
together

shall

constitute

but

one

and

the

same

instrument.

In

the

event

that

any

signature

is
delivered

by

facsimile

transmission,

or

by

e-mail

delivery

of

a

“.pdf”

format

data

file,

such
signature shall

create a

valid and

binding obligation

of the

party

executing (or

on whose

behalf
such signature is executed) with

the same force and effect as

if such facsimile signature page

were
an original thereof.

Any use by

a party of

an electronic signature

must be in

accordance with the
federal Electronic Signature In Global and National Commerce Act.
7.12 Knowledge; Discretion
.

All references herein to the Purchaser’s (if the

Purchaser
is an entity)

or the Company’s

knowledge shall be

deemed to mean

the knowledge of

such party
based on

the actual

knowledge of such

party’s Chief Executive Officer

and Chief Financial

Officer
or

such

other

persons

holding

equivalent

offices.

Unless

specified

to

the

contrary

herein,

all
references herein

to

an exercise

of

discretion

or judgment

by the

Purchaser,

to the

making

of

a
determination or designation

by the Purchaser,

to the application

of the Purchaser’s

discretion or
opinion, to the

granting or

withholding of the

Purchaser’s consent or

approval, to the

consideration
of whether a matter or thing

is satisfactory or acceptable to

the Purchaser, or otherwise

involving
the

decision

making

of

the

Purchaser,

shall

be

deemed

to

mean

that

the

Purchaser

shall

decide
using the reasonable discretion or judgment of a prudent lender.
7.13
Waiver

of

Right

to

Jury

Trial
.

TO

THE

EXTENT

PERMITTED

UNDER
APPLICABLE

LAW,

THE

PARTIES

HERETO

HEREBY

KNOWINGLY,

VOLUNTARILY
AND INTENTIONALLY

WAIVE

ANY RIGHT THAT

THEY MAY

HAVE

TO A TRIAL

BY
JURY

IN

ANY

LITIGATION

ARISING

IN

ANY

WAY

IN

CONNECTION

WITH

ANY

OF
THE

TRANSACTION

DOCUMENTS,

OR

ANY

OTHER

STATEMENTS

OR

ACTIONS

OF
THE

COMPANY

OR

THE

PURCHASERS.

THE

PARTIES

HERETO

ACKNOWLEDGE
THAT THEY HAVE

BEEN REPRESENTED IN THE

SIGNING OF THIS

AGREEMENT AND

IN THE

MAKING OF

THIS WAIVER

BY INDEPENDENT

LEGAL COUNSEL

SELECTED
OF THEIR

OWN FREE WILL.

THE PARTIES HERETO FURTHER ACKNOWLEDGE THAT
(I) THEY

HAVE

READ AND

UNDERSTAND

THE MEANING

AND RAMIFICATIONS

OF
THIS

WAIVER,

(II)

THIS

WAIVER

HAS

BEEN

REVIEWED

BY

THE

PARTIES

HERETO
AND

THEIR

COUNSEL

AND

IS

A

MATERIAL

INDUCEMENT

FOR

ENTRY

INTO

THIS
AGREEMENT AND

(III) THIS

WAIVER

SHALL BE

EFFECTIVE AS

TO EACH

OF SUCH
TRANSACTION DOCUMENTS AS IF FULLY

INCORPORATED

THEREIN.
7.14 Expenses
.

Except as

otherwise provided in

this Agreement,

each of the

parties will
bear and

pay

all other

costs

and expenses

incurred

by it

or on

its

behalf in

connection with

the
transactions contemplated pursuant to this Agreement.
7.15 Survival
.

Each of

the representations

and warranties

set forth

in this

Agreement
shall survive the

consummation of the

transactions contemplated hereby

for a period

of one year
after the

date hereof.

Except as

otherwise provided

herein, all

covenants and

agreements contained
herein shall survive until, by their respective terms, they are no longer operative.
[Signature Pages Follow]

IN WITNESS WHEREOF
, the Company has

caused this Securities Purchase

Agreement
to be executed by its duly authorized representative as of the date first above written.
COMPANY:
CROSSFIRST BANKSHARES, INC.
By:

Name:

Title:

IN WITNESS WHEREOF
, the Purchaser

has caused this Securities

Purchase Agreement
to be executed by its duly authorized representative as of the date first above written.

PURCHASER

[IF AN ENTITY]
[INSERT PURCHASER’S NAME]
______________________________
By:

Name:

_______________________
Title:

________________________
[IF AN INDIVIDUAL]

Name:

_____________________________
Address of Purchaser:
______________________________
_________________________________
_________________________________
Aggregate

Liquidation

Amount

of

Purchased

Series

A
Preferred Stock:

$______________________
[CONTINUE TO NEXT PAGE]

PAYMENT

INSTRUCTIONS FOR DIVIDENDS TO PURCHASER
Check One
[___]

1. Wire or Electronic Funds Transfer
1
Bank Name: _________________________________________
Bank Address: _______________________________________
___________________________________________________
ABA #: ____________________________________________

Account #: __________________________________________
Account Name: ______________________________________
Reference: __________________________________________
[___]

2. Check (to the following address)
__________________________________
__________________________________
_________________________________

Attention: _________________________
1

NOTE:

If Purchaser needs to update the wire instructions provided in these payment instructions, Purchaser must
submit a written notice to the Company at least three Business Days prior to a dividend payment date either (i) via
electronic mail at legal@crossfirst.com,

provided that the receiving party affirmatively acknowledges receipt (an
automated email confirmation of delivery or read receipt shall not constitute such acknowledgement of receipt); or
(ii) to CrossFirst Bankshares, Inc., Attn: General Counsel and Corporate

Secretary, 11440

Tomahawk

Creek
Parkway, Leawood,

KS 66211.

EXHIBIT A
CERTIFICATE

OF DESIGNATIONS
CERTIFICATE

OF DESIGNATIONS
OF
SERIES A NON-CUMULATIVE PERPETUAL PREFERRED STOCK

OF
CROSSFIRST BANKSHARES, INC.
CrossFirst Bankshares, Inc., a Kansas corporation, referred to herein as the "corporation",
in accordance with the provisions of K.S.A. § 17-6401, does hereby certify:
The board of directors of

the corporation, referred to herein as

the "board of directors", in
accordance with

Article III

of the

Articles of

Incorporation of

the corporation,

as amended,

and
applicable law,

adopted the

following resolution

on March

22, 2023

creating a

series of

15,000
shares of

preferred

stock

of

the

corporation designated

as

"Series

A

Non-Cumulative

Perpetual
Preferred Stock":
RESOLVED , that pursuant to the authority conferred on the board of directors by the

corporation's

Articles

of

Incorporation,

as

amended,

the

Series

A

Non-Cumulative
Perpetual Preferred Stock,

as a series of

preferred stock, par

value $0.01 per

share, of the
corporation, be and it hereby

is created; and that the designations,

powers, preferences and
rights of

the Series

A Non-Cumulative

Perpetual Preferred

Stock, and

the qualifications,
limitations or restrictions thereof are as follows:
1.

Designation

and

Number

of

Shares.

There

is

hereby

created

out

of

the
authorized and unissued shares of preferred stock of the corporation authorized by Article
III(a)

a

series

of

preferred

stock

designated

as

the

"Series

A

Non-Cumulative

Perpetual
Preferred Stock" (the "Series A Preferred Stock"). The par value of the Series A Preferred
Stock

shall

be

$0.01

per

share.

The

authorized

number

of

shares

of

Series

A

Preferred
Stock shall be

15,000. The number

of shares constituting the

Series A Preferred

Stock may
be increased from time to time by resolution of the board of directors or a duly authorized committee of

the board

of directors

in accordance

with the

Articles of

Incorporation, the
Bylaws,

and

applicable

law

up

to

the

maximum

number

of

shares

of

preferred

stock
authorized

to

be

issued

under

the

Articles

of

Incorporation

less

all

shares

at

the

time
authorized

of

any

other

series

of

preferred

stock

or

decreased

from

time

to

time

by

a
resolution of the

board of directors

or a duly

authorized committee

of the board

of directors
in accordance

with the

Articles of

Incorporation, the

Bylaws, and

applicable law

but not
below the number of shares of Series A Preferred Stock

then outstanding. Shares of Series
A Preferred Stock shall be dated the date

of issue, which date shall be referred to herein as
the “original

issue date.”

Shares of

outstanding Series A

Preferred Stock

that are

redeemed,
purchased, or otherwise

acquired by the

corporation shall be

cancelled and shall

revert to
authorized

but

unissued

shares

of

the

preferred

stock,

undesignated

as

to

series.

The
corporation shall have the authority to issue fractional shares of Series A Preferred Stock.
2.

Definitions.

As used herein with respect to the Series A Preferred Stock:

“Appropriate

Federal

Banking

Agency”

means

the

“appropriate

Federal

banking
agency” with respect

to the corporation

as defined

in Section 3(q)

of the

Federal Deposit
Insurance Act (12 U.S.C. Section 1813(q)), or any successor provision.
“Articles of Incorporation” means the Articles of Incorporation of the corporation, as amended, and as it may be amended or restated from time to time.
“Business Day” means

any day,

other than a

Saturday or Sunday,

that is neither

a
legal holiday nor a day on which banking institutions are authorized or required by law or
regulation to close in Kansas.
3.

Ranking. The shares of Series A Preferred Stock shall rank:

(a)

senior, as to dividends and upon

liquidation, dissolution, and winding-up

of
the corporation, to the common stock of the corporation and to any other class or series of capital stock of the

corporation now or hereafter authorized,

issued, or outstanding that, by
its

terms,

does

not

expressly

provide

that

such

class

or

series

ranks

pari

passu

with

the
Series A Preferred

Stock or senior

to the Series

A Preferred Stock

as to dividends

and upon
liquidation,

dissolution,

and

winding-up

of

the

corporation,

as

the

case

may

be
(collectively, “Series A Junior Securities”);

(b)

on a parity, as to dividends and upon liquidation, dissolution, and winding-
up of

the corporation,

with any

class or

series of

capital stock

of the

corporation now

or
hereafter authorized, issued, or outstanding that, by its terms, expressly provides that such class or series ranks pari passu with the Series A Preferred Stock as to dividends and upon
liquidation,

dissolution,

and

winding-up

of

the

corporation,

as

the

case

may

be
(collectively, “Series A Parity Securities”); and
(c)

junior, as to dividends and upon liquidation,

dissolution, and winding-up of
the

corporation,

to

any

other

class

or

series

of

capital

stock

of

the

corporation

now

or
hereafter authorized, issued, or outstanding that, by its terms, expressly provides that such class

or

series

ranks

senior

to

the

Series

A

Preferred

Stock

as

to

dividends

and

upon
liquidation, dissolution, and winding-up of the corporation, as the case may be.
The corporation may

authorize and issue

additional shares of

Series A Preferred

Stock, Series A
Junior Securities

and Series

A Parity

Securities from

time to

time without

the consent

of the

holders
of the Series A Preferred Stock.
4.

Dividends.

(a)

Holders of Series A Preferred

Stock will be entitled

to receive, only when,
as, and if declared by

the board of directors or a

duly authorized committee of the

board of
directors,

on

each

Dividend

Payment

Date

(as

defined

below),

out

of

assets

legally
available for

the payment

of dividends

thereof, non-cumulative

cash dividends

based on
the liquidation preference

of the Series

A Preferred Stock

of $1,000 per

share. Dividends
on each share of Series A Preferred Stock shall accrue at a rate equal to 8.00% per annum
on the

liquidation preference

of $1,000

per share

for each

Dividend Period.

In the

event
the corporation

issues additional

shares of

the Series

A Preferred

Stock after

the original

issue date, dividends

on such shares

may accrue from

the original issue

or any other

date
specified by the board

of directors or a

duly authorized committee of the

board of directors
at the time such additional shares are issued.
(b)

If declared by the

board of directors or

a duly authorized committee

of the
board of directors, dividends

will be payable on

the Series A Preferred

Stock quarterly in
arrears on March 15, June 15, September 15, and December

15 of each year, beginning on
June

15,

2023

(each

such

day

a

“Dividend

Payment

Date”)

based

on

a

liquidation
preference of $1,000 per share.

In the event that

any Dividend Payment Date falls

on a day
that is not a Business

Day, the dividend payment due on that date

shall be postponed to the
next day that is a Business Day and no additional dividends shall accrue as a result of that
postponement.

(c)

Dividends will be payable to holders of

record of Series A Preferred Stock
as they appear

on the corporation’s stock

register on the

applicable record date,

which shall
be the

15
th

calendar day before

the applicable Dividend

Payment Date, or

such other record
date, not less

than 15 calendar days

nor more than

30 calendar days before

the applicable
Dividend Payment

Date, as

such record date

shall be

fixed by

the board

of directors

or a
duly authorized committee of the board of directors.
(d)

A “Dividend Period” is the period from and including a Dividend Payment
Date

to,

but

excluding,

the

next

succeeding

Dividend

Payment

Date

or

any

earlier
redemption date, except that the

initial Dividend Period will commence on and

include the
original

issue

date

of

Series

A

Preferred

Stock

(or

other

date

specified

by

the

board

of
directors

or

a

duly

authorized

committee

of

the

board

of

directors

as

provided

in

sub-
section (a))

and continue

to, but

excluding, the

next Dividend

Payment Date.

Dividends
payable

on

Series

A

Preferred

Stock

will

be

computed

on

the

basis

of

a

360-day

year
consisting of twelve 30-day months. Dollar amounts resulting from the calculation will be rounded to

the nearest

cent, with

one-half cent

being rounded

upward. Dividends

on the
Series A Preferred Stock

will cease to accrue

on the redemption date,

if any,

with respect
to the Series

A Preferred Stock

redeemed, unless the

corporation defaults in

the payment
of the redemption price of the Series A Preferred Stock called for redemption.
(e)

Dividends

on

the

Series

A

Preferred

Stock

will

not

be

cumulative.

If

the
board of directors

or a duly

authorized committee of

the board of

directors does not

declare
a dividend, in

full or otherwise,

on the

Series A

Preferred Stock in

respect of

a Dividend
Period, then

such unpaid

dividends shall

cease to

accrue and

shall not

be payable

on the
applicable

Dividend

Payment

Date

or

be

cumulative,

and

the

corporation

will

have

no
obligation

to

pay

(and the

holders

of

the

Series

A

Preferred Stock

will

have

no

right

to
receive) dividends accrued for such Dividend Period after the Dividend

Payment Date for
such Dividend

Period, whether or

not the board

of directors or

a duly authorized

committee
of the board of

directors declares a dividend

for any future Dividend

Period with respect to
the

Series

A

Preferred

Stock,

the

common

stock,

or

any

other

class

or

series

of

the
corporation’s

preferred

stock.

No

interest,

or

sum

of

money

in

lieu

of

interest,

shall

be
payable in respect of any dividend not declared.

(f)

Notwithstanding

any

other

provision

hereof,

dividends

on

the

Series

A
Preferred Stock shall not be declared, paid,

or set aside for payment to

the extent such act
would cause the

corporation to fail

to comply with

the laws and

regulations applicable to
it,

including applicable

capital

adequacy rules

of

the Board

of

Governors

of the

Federal
Reserve System (the

“Federal Reserve”) or, as and if

applicable, the capital adequacy

rules
or regulations of any Appropriate Federal Banking Agency.
(g)

So long as any share of Series A Preferred Stock remains outstanding:
(i)

no

dividend

or

distribution shall

be

declared, paid

or

set

aside

for
payment, and no distribution

shall be declared or

made or set aside

for payment, on
any Series

A Junior

Securities, other

than (A)

a dividend

payable solely

in Series
A Junior Securities or (B)

any dividend in connection with

the implementation of a
stockholders’ rights

plan, or

the issuance

of rights,

stock, or

other property

under
any such plan, or the redemption or repurchase of any rights under any such plan;
(ii)

no

shares

of

Series

A

Junior

Securities

shall

be

repurchased,
redeemed, or

otherwise acquired

for consideration

by the

corporation, directly

or
indirectly,

other

than

(A)

as

a

result

of

a

reclassification

of

Series

A

Junior
Securities

for

or

into

other

Series

A

Junior

Securities,

(B)

the

exchange

or
conversion of

one share

of Series

A Junior

Securities for

or into

another share

of
Series A

Junior Securities,

(C) through

the use

of

the proceeds

of a

substantially
contemporaneous sale of other shares of Series A Junior Securities, (D) purchases, redemptions,

or

other

acquisitions

of

shares

of

Series

A

Junior

Securities

in
connection

with

any

employment

contract,

benefit

plan,

or

other

similar
arrangement with

or for

the benefit

of employees,

officers, directors,

or consultants,
(E) purchases

of

shares

of

Series

A

Junior

Securities

pursuant

to

a

contractually
binding

requirement

to

buy

Series

A

Junior

Securities

existing

prior

to

the
preceding

Dividend

Period,

including

under

a

contractually

binding

stock
repurchase

plan,

or

(F)

the

purchase

of

fractional

interests

in

shares

of

Series

A
Junior Securities pursuant

to the conversion

or exchange provisions

of such

stock
or the

security being

converted or

exchanged; nor

shall any

monies be

paid to

or
made available for a sinking

fund for the redemption

of any such securities

by the
corporation; and
(iii)

no

shares

of

Series

A

Parity

Securities

shall

be

repurchased,
redeemed, or

otherwise acquired

for consideration

by the

corporation, directly

or
indirectly,

other than

(A) pursuant

to pro

rata offers

to purchase

all, or

a pro

rata
portion, of the Series A Preferred

Stock and such Series A Parity Securities, if

any,
(B) as

a result

of a

reclassification of

Series A

Parity Securities

for or

into

other
Series A Parity Securities, (C) the exchange

or conversion of one share of Series

A
Parity Securities for or into another share of

Series A Parity Securities or Series A
Junior

Securities,

(D)

through

the

use

of

the

proceeds

of

a

substantially
contemporaneous sale of

other shares of

Series A

Parity Securities, (E)

purchases
of

shares

of

Series

A

Parity

Securities

pursuant

to

a

contractually

binding
requirement

to

buy

Series

A

Parity

Securities

existing

prior

to

the

preceding
Dividend Period, including under a contractually binding stock repurchase plan, or

(F)

the

purchase

of

fractional

interests

in

shares

of

Series

A

Parity

Securities
pursuant

to

the

conversion

or

exchange

provisions

of

such

stock

or

the

security
being converted

or exchanged;

nor shall

any monies

be paid

to or

made available
for a sinking fund for the redemption of any such securities by the corporation;
unless,

in

each

case,

the

full

dividends

for

the

most

recently completed

Dividend

Period

on

all
outstanding shares of Series A

Preferred Stock have been declared and

paid or declared and a sum
sufficient for the payment thereof has been set aside.
(h)

Notwithstanding

the

foregoing,

if

dividends

are

not

paid

in

full,

or

set

aside

for
payment in full,

on any

dividend payment date,

upon the shares

of Series

A Preferred Stock

and
any Series A Parity Securities, all dividends declared

upon shares of Series A Preferred Stock and
any Series A Parity Securities for

such dividend payment date shall

be declared on a pro rata

basis
in

proportion

to

the

respective

amounts

of

undeclared

and

unpaid

dividends

for

the

Series

A
Preferred Stock and all Series A Parity Securities on

such dividend payment date. To

the extent a
dividend

period

with

respect

to

any

Series

A

Parity

Securities

coincides

with

more

than

one
Dividend Period, for purposes

of the immediately preceding

sentence the board of

directors shall
treat such dividend period as two

or more consecutive dividend periods, none

of which coincides
with

more

than

one

Dividend

Period,

or

shall

treat

such

dividend

period(s)

with

respect

to

any
Series

A

Parity

Securities

and

Dividend

Period(s)

for

purposes

of

the

immediately

preceding
sentence

in

any

other

manner

that

it

deems

to

be

fair

and

equitable

in

order

to

achieve

ratable
payments of dividends on such

Series A Parity Securities and

the Series A Preferred Stock.

To the
extent a Dividend Period coincides with more than one dividend period with respect to any Series
A Parity Securities, for purposes of the first sentence of

this paragraph the board of directors shall
treat such Dividend Period

as two or more

consecutive Dividend Periods, none

of which coincides
with more than

one dividend period with

respect to such

Series A Parity

Securities, or shall

treat
such Dividend Period(s) and dividend

period(s) with respect to any

Series A Parity Securities for
purposes of

the first

sentence of

this paragraph

in any

other manner

that it

deems to

be fair

and
equitable in

order to

achieve ratable

payments of

dividends on

the Series

A Preferred

Stock and
such Series A Parity Securities. For the purposes of

this paragraph, the term “dividend period” as
used with respect

to any

Series A Parity

Securities means such

dividend periods

as are

provided
for in the terms of such Series A Parity Securities.
(i)

Subject to the

foregoing, dividends

(payable in cash,

stock, or otherwise),

as may
be determined by the board

of directors or a duly

authorized committee of the board

of directors,
may

be

declared

and

paid

on

the

common

stock

and

any

other

class

or

series

of

capital

stock
ranking

equally

with

or

junior

to

Series

A

Preferred

Stock

from

time

to

time

out

of

any

assets
legally available

for such payment,

and the

holders of

Series A

Preferred Stock

shall not

be entitled
to participate in any such dividend.
5.

Liquidation

(a)

Upon any

voluntary

or

involuntary liquidation,

dissolution,

or winding-up

of the
corporation,

holders

of

Series

A

Preferred

Stock

are

entitled

to

receive

out

of

the

assets

of

the
corporation available

for distribution

to stockholders,

after satisfaction

of liabilities

and obligations
to creditors, if any,

and subject to the

rights of holders of

any securities then outstanding

ranking
senior to or on parity

with Series A Preferred Stock

with respect to distributions

of assets, before

any

distribution

or

payment

out

of

the

assets

of

the

corporation

is

made

to

holders

of

common
stock or any Series A

Junior Securities, a liquidating distribution in

the amount of the liquidation
preference of $1,000 per share plus any

declared and unpaid dividends prior to the payment of

the
liquidating distribution, without

accumulation of any dividends

that have not

been declared prior
to the payment

of the liquidating distribution.

After payment of

the full amount of

such liquidating
distribution, the

holders of

Series A

Preferred Stock

shall not

be entitled

to any

further participation
in any distribution of assets of the corporation.
(b)

In any

such liquidating

distribution, if

the assets

of the

corporation are

not sufficient
to pay

the liquidation

preferences (as

defined below)

in full

to all

holders of

Series A

Preferred
Stock and all

holders of any

Series A Parity

Securities, the amounts

paid to the

holders of Series
A

Preferred

Stock

and

to

the

holders

of

all

Series

A

Parity

Securities

will

be

paid

pro

rata

in
accordance

with

the

respective

aggregate

liquidation

preferences

of

those

holders.

In

any

such
distribution, the “liquidation

preference” of any holder

of Series A

Preferred Stock or

any Series
A

Parity

Securities

means

the

amount

otherwise

payable

to

such

holder

in

such

distribution
(assuming no limitation on the corporation’s

assets available for such distribution), including any
declared

but

unpaid

dividends

(and,

in

the

case

of

any

holder

of

stock

other

than

the

Series

A
Preferred Stock on which dividends accrue on a cumulative basis,

an amount equal to any unpaid,
accrued,

cumulative

dividends,

whether

or

not

declared,

as

applicable).

If

the

liquidation
preference has been paid in full to all holders of Series A Preferred Stock and any Series A Parity
Securities, the

holders of

the corporation’s

Series A

Junior Securities

shall be

entitled to

receive
all remaining assets of the corporation according to their respective rights and preferences.
(c)

For purposes of this

Section 5, neither

the sale, conveyance,

exchange, or transfer
of all or

substantially all of

the assets or

business of the

corporation for cash,

securities, or other
property,

nor

the

merger

or

consolidation

of

the

corporation

with

any

other

entity,

including

a
merger or consolidation in which the holders of

Series A Preferred Stock receive cash, securities,
or

property

for

their

shares,

shall

constitute

a

liquidation,

dissolution,

or

winding-up

of

the
corporation.
6.

Redemption.

(a)

Series A Preferred Stock

is not subject to any

mandatory redemption, sinking fund,
or other

similar provision.

Series A

Preferred Stock

is not

redeemable prior

to March

29, 2028.
Shares

of

Series

A

Preferred

Stock

then

outstanding

will

be

redeemable

at

the

option

of

the
corporation,

in

whole

or

in

part,

from

time

to

time,

on

March

29,

2028,

or

on

any

Dividend
Payment Date

on or

after March

29, 2028,

at a

redemption price

equal to

$1,000 per

share, plus
any

declared

and

unpaid

dividends,

without

accumulation

of

any

undeclared

dividends,

to,

but
excluding, the

date of

redemption. Holders

of Series

A Preferred

Stock will

have no

right to

require
the redemption or repurchase of

Series A Preferred Stock.

Notwithstanding the foregoing, within
90 days following the

occurrence of a Regulatory

Capital Treatment Event (as defined below),

the
corporation, at its

option, may redeem,

at any time,

all (but not

less than all)

of the shares

of the
Series A Preferred Stock at the time outstanding, at

a redemption price equal to $1,000 per share,
plus any declared and unpaid dividends, without accumulation of any undeclared dividends, upon notice given as provided in sub-section (b) below.

Any declared but unpaid dividends payable on
a redemption date

that occurs subsequent to

the record date for

a Dividend Period

shall not be paid
to the

holder entitled

to receive

the redemption

price on

the redemption

date, but

rather shall

be

paid to

the holder

of record

of the

redeemed shares

on such

record date

relating to

the Dividend
Payment

Date

as

provided

in

Section

4(c)

above.

In

all

cases,

the

corporation

may

not

redeem
shares of the

Series A

Preferred Stock

without having

received the prior

approval of the

Federal
Reserve or any

successor Appropriate Federal

Banking Agency if

then required under

capital rules
applicable to the corporation.
A “Regulatory Capital Treatment Event” means the good faith determination by the board of

directors or

a

duly

authorized committee

of

the

board of

directors that,

as

a

result

of

(i)

any
amendment to,

or change

in, the

laws, rules,

or regulations

of the

United States

or any

political
subdivision

of

or

in

the

United

States

(including,

for

the

avoidance

of

doubt,

any

agency

or
instrumentality

of

the

United

States,

including

the

Federal

Reserve

and

other

federal

banking
agencies) that is

enacted or becomes

effective after the

initial issuance of

any share of

the Series
A Preferred Stock; (ii) any proposed change in those laws,

rules, or regulations that is announced
after

the

initial

issuance

of

any

share

of

the

Series

A

Preferred

Stock;

or

(iii)

any

official
administrative

decision

or

judicial

decision

or

administrative

action

or

other

official
pronouncement interpreting

or applying

those laws,

rules, or

regulations or

policies with

respect
thereto that

is announced

after the

initial issuance

of any

share of

the Series

A Preferred

Stock,
there is

more

than

an

insubstantial

risk

that

the

corporation will

not

be

entitled

to

treat

the

full
liquidation value of

$1,000 per share of

the Series A

Preferred Stock then

outstanding as “Tier

1
Capital” (or its

equivalent) for purposes of

the capital adequacy

rules of the

Federal Reserve (or,
as and

if applicable, the

capital adequacy rules

or regulations of

any successor Appropriate

Federal
Banking Agency),

as then

in effect

and applicable,

for as

long as

any share

of the

Series A

Preferred
Stock is outstanding.
(b)

If shares of Series A Preferred Stock

are to be redeemed, the notice

of redemption
shall be

given to

the holders

of record

of Series

A Preferred

Stock to

be redeemed

by first

class
mail, postage

prepaid, addressed

to the

holders of

record of

such shares

to be

redeemed at

their
respective last

addresses appearing

on the

corporation’s

stock register

not less

than 30

days nor
more than 60

days prior to

the date fixed

for redemption thereof.

Each notice of

redemption will
include

a

statement

setting

forth

(i)

the

redemption

date;

(ii)

the

number

of

shares

of

Series

A
Preferred

Stock

to

be

redeemed

and,

if

less

than

all

the

shares

held

by

such

holder

are

to

be
redeemed, the number of such shares to be redeemed from such holder; (iii) the redemption price;
and (iv) that dividends on

the shares to be redeemed

will cease to accrue

on the redemption date.
If notice of

redemption of any

shares of Series

A Preferred Stock

has been

duly given and

if the
funds necessary for such

redemption have been set

aside by the corporation

for the benefit of the
holders of any shares of

Series A Preferred Stock so

called for redemption, then, on

and after the
redemption date, dividends will

cease to accrue on

such shares of Series

A Preferred Stock; such
shares of

Series

A Preferred

Stock shall

no longer

be deemed

outstanding;

and all

rights of

the
holders of such shares will terminate, except

the right to receive the redemption price

described in
sub-section (a) above, without interest.
(c)

In case of any redemption of only part of

the shares of Series A Preferred Stock

at
the time outstanding, the shares to be redeemed shall be selected pro rata.

7.

Voting

Rights.

(a)

Except

as

provided

below

and

as

determined by

the

board of

directors

or

a

duly
authorized

committee

of

the

board

of

directors

or

as

expressly

required

by

law,

the

holders

of
shares of Series A Preferred Stock shall have no voting power,

and no right to vote on any matter
at any time, either as

a separate series or

class or together with any

other series or class

of shares
of capital

stock, and

shall not

be entitled

to call

a meeting

of such

holders for

any purpose,

nor
shall they be entitled to participate in any meeting of the holders of the common stock.
(b)

So

long

as

any

shares

of

Series

A

Preferred

Stock

remain

outstanding,

the
affirmative

vote

or

consent

of

the

holders

of

at

least

two-thirds

of

all

of

the

shares of

Series

A
Preferred

Stock

at

the

time

outstanding,

voting

separately

as

a

class,

shall

be

required

to:

(i)
authorize, create,

or issue,

or increase

the authorized

amount of,

shares of

any class

or series

of
capital stock ranking senior to

the Series A Preferred Stock

with respect to payment of

dividends
or the

distribution of

assets upon liquidation,

dissolution, or

winding up

of the

corporation, or

issue
any obligation

or security

convertible into

or exchangeable

for, or evidencing

the right

to purchase,
any such class

or series of

the corporation’s capital stock;

(ii) amend, alter,

or repeal the

provisions
of the Articles of Incorporation

(including this Certificate of Designations),

(including, unless no
vote on

such merger

or consolidation

is required by

Section 7(b)(iii)(B)

below,

any amendment,
alteration or

repeal by

means of

a merger,

consolidation, or

otherwise), so

as to

adversely affect
the

powers,

preferences,

privileges,

or

rights

of

Series

A

Preferred

Stock,

taken

as

a

whole;
provided, however,

that any

amendment to

authorize, create,

or issue,

or increase

the authorized
amount

of,

Series

A

Preferred

Stock,

any

Series

A

Junior

Securities

or

any

Series

A

Parity
Securities,

or

any

securities

convertible

into

or

exchangeable

for

Series

A

Junior

Securities

or
Series

A

Parity

Securities

will

not

be

deemed

to

adversely

affect

the

powers,

preferences,
privileges,

or

rights

of

Series

A

Preferred

Stock;

or

(iii)

complete

a

binding

share

exchange

or
reclassification

involving

the

Series

A

Preferred

Stock,

or

complete

the

sale,

conveyance,
exchange,

or

transfer

of

all

or

substantially

all

of

the

assets

or

business

of

the

corporation

or
consolidate with

or merge

into any

other corporation,

unless, in

any case,

the shares

of Series

A
Preferred Stock outstanding at

the time of such

consolidation or merger or

sale either (A) remain
outstanding or (B)

are converted into

or exchanged for

preference securities of

the surviving entity
or

any

entity

controlling

the

surviving

entity

having

such

rights,

preferences,

privileges,

and
powers

(including

voting

powers),

taken

as

a

whole,

as

are

not

materially

less

favorable

to

the
holders thereof

than the

rights, preferences,

privileges, and

powers (including

voting powers)

of
the Series A Preferred Stock, taken as a whole.
(c)

The foregoing voting

provisions will not apply

if (i) at

or prior to

the time when the
act with respect to which such vote would otherwise be required shall be effected, all outstanding shares of Series A

Preferred Stock shall have

been redeemed or called

for redemption upon proper
notice and

sufficient funds shall

have been

set aside

by the

corporation for

the benefit

of the

holders
of

Series

A

Preferred

Stock

to

effect

such

redemption

or

(ii)

such

voting

provisions

are

not
permitted under the corporate governance requirements of the

Nasdaq Stock Market, LLC (or any
other exchange

or automated quotation

system on which

the common stock

of the

corporation may
be listed or quoted).
(d)

The rules and procedures for calling and conducting

any meeting of the holders of
Series A Preferred

Stock (including, without

limitation, the fixing

of a record

date in connection

therewith), the solicitation and use of proxies at

such a meeting, the obtaining of written consents,
and any other aspect or matter with regard to such meeting or such consents shall be governed by
any rules that the board of directors or any

duly authorized committee of the board of directors, in
its

discretion,

may

adopt

from

time

to

time,

which

rules

and

procedures

shall

conform

to

the
requirements of the Articles of Incorporation, the Bylaws, and applicable law.
8.

No Conversion

Rights. The

holders of

shares of

Series A

Preferred Stock
shall not have

any rights to

convert such shares

into shares of

any other class

or series of
securities of the corporation.
9.

No Preemptive

Rights. The

holders of

shares of

Series A

Preferred Stock
will have no preemptive rights with

respect to any shares of

the corporation’s capital stock
or any

of its

other securities

convertible into

or carrying

rights or

options to

purchase or
otherwise acquire any

such capital stock

or any interest

therein, regardless of

how any such
securities may be designated, issued, or granted.
10.

No Certificates. The corporation

may at its

option issue shares of

Series A
Preferred Stock without certificates.
11.

Transfer Agent; Registrar. The

corporation may

appoint a

transfer agent

and
registrar for the Series A Preferred Stock.

12.

Transfer;

Restricted

Legend.

The

shares

of

Series

A

Preferred

Stock

are
“restricted securities” under the Securities Act of 1933, as amended (the “Securities Act”)
and accordingly, may be

resold, pledged or otherwise transferred only in compliance with the registration requirements of federal and state securities laws or if exemptions from the
Securities

Act

and

applicable

state

securities

laws

are

available.

The

corporation

may
include a

notation of

the restrictions

on transfer

in the

records of

the corporation

or any
transfer

agent

or

registrar

with

respect

to

any

transfer

of

Series

A

Preferred

Stock.

Any
certificates or

other instruments

representing or

notices of

issuance relating

to the

shares
of

Series

A

Preferred

Stock

will

bear

a

restrictive

legend

in

substantially

the

following
form:
THE SECURITIES REFERENCED HEREIN HAVE

NOT BEEN REGISTERED
UNDER THE

SECURITIES ACT

OF 1933,

AS AMENDED

(THE “SECURITIES
ACT”), OR

THE SECURITIES

LAWS

OF ANY

STATE,

AND MAY

NOT BE
OFFERED,

TRANSFERRED,

PLEDGED,

HYPOTHECATED,

SOLD

OR
OTHERWISE

DISPOSED

OF

UNLESS

A

REGISTRATION

STATEMENT
UNDER

THE

SECURITIES

ACT

AND

APPLICABLE

STATE

SECURITIES
LAWS SHALL HAVE

BECOME EFFECTIVE WITH REGARD

THERETO, OR
AN

EXEMPTION

FROM

REGISTRATION

UNDER

THE

SECURITIES

ACT
AND

APPLICABLE

STATE

SECURITIES

LAWS

IS

AVAILABLE

IN
CONNECTION WITH SUCH OFFER OR SALE.
13.

No Other Rights. The shares of Series

A Preferred Stock shall not have any
rights, preferences,

privileges, or voting

powers or relative,

participating, optional, or

other

special rights,

or qualifications,

limitations, or

restrictions thereof,

other than

as set

forth
herein or in the Articles of Incorporation, or as provided by applicable law.
[Signature page follows]
IN

WITNESS

WHEREOF,

CrossFirst

Bankshares,

Inc.

has

caused

this

Certificate

of
Designations to be signed by a duly authorized officer, this ___ day of March, 2023.
CROSSFIRST BANKSHARES, INC.
By:

Name:

Title: